Exhibit 99.1  Capital City Bank Group, Inc.'s Press Release, dated
              April 27, 2004




Capital City Bank Group [CCBG LOGO]                  For Information Contact:
Corporate Headquarters                                     J. Kimbrough Davis
217 North Monroe Street                              Executive Vice President
Tallahassee, FL 32301                                 Chief Financial Officer
                                                               (850) 671-0610

                                                                 NEWS RELEASE
                                        For Immediate Release: April 27, 2004


                    CAPITAL CITY BANK GROUP, INC. REPORTS
                          FIRST QUARTER EARNINGS OF
                           $0.37 PER DILUTED SHARE
-----------------------------------------------------------------------------

HIGHLIGHTS

* Quarterly earnings totaled $4.8 million, or $0.37 per share, a decrease of 23.8% and 22.9%, respectively, over the first quarter of 2003.
* Net interest margin is stabilizing as reflected by a 3 basis point improvement over the fourth quarter of 2003 - net interest margin of 4.88% continues to significantly exceed peer group.
* Credit quality remains strong as indicated by a nonperforming asset ratio of .20%, down from .54% at year-end, and a net charge-off ratio of .29%.
* Integration of recent acquisition (Quincy State Bank) during the first quarter is expected to contribute $.10 - $.12 to earnings per share over the next twelve months.



EARNINGS HIGHLIGHTS

------------------------------------------------------------------------------------------
                                                            Three Months Ended
                                                   ------------------------------------
                                                   Mar. 31,       Dec. 31,     Mar. 31,
(Dollars in thousands, except per share data)        2004           2003         2003
---------------------------------------------------------------------------------------
EARNINGS
Net Income                                         $  4,847          6,096        6,361
Diluted Earnings Per Common Share                      0.37           0.46         0.48
---------------------------------------------------------------------------------------
PERFORMANCE
Return on Average Equity                               9.45%         11.98        13.55
Return on Average Assets                               1.06           1.33         1.44
Net Interest Margin                                    4.88           4.85         5.17
Noninterest Income as % of Operating Revenue          33.64          35.03        32.96
Efficiency Ratio                                      68.06          64.58        60.96
---------------------------------------------------------------------------------------
CAPITAL ADEQUACY
Tier 1 Capital Ratio                                  11.09%         12.88        12.47
Total Capital Ratio                                   12.01          13.79        13.44
Leverage Ratio                                         8.38           9.51         8.59
Equity to Assets                                      10.57          10.98        10.24
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                                                            Three Months Ended
                                                   ------------------------------------
                                                   Mar. 31,       Dec. 31,     Mar. 31,
(Dollars in thousands, except per share data)        2004           2003         2003
---------------------------------------------------------------------------------------
ASSET QUALITY
Allowance as % of Non-Performing Loans               717.20%        529.80       485.06
Allowance as a % of Loans, Net                         0.94           0.93         0.95
Net Charge-offs as % of Average Loans                  0.29           0.25         0.26
Nonperforming Assets as % of Loans and ORE             0.20           0.54         0.29
---------------------------------------------------------------------------------------
STOCK PERFORMANCE
High                                               $  45.55          46.83        32.32
Low                                                   39.05          36.62        26.81
Close                                              $  41.25          45.99        31.29
Average Daily Trading Volume (Shares)                 8,328         10,586       11,037
---------------------------------------------------------------------------------------



TALLAHASSEE, FL ---- Capital City Bank Group, Inc. (NASDAQ: CCBG) reported earnings for the first quarter totaling $4.8 million, or $0.37 per diluted share. This compares to $6.4 million, or $0.48 per diluted share in the first quarter of 2003, a decrease of 23.8% and 22.9%, respectively. The Return on Average Assets was 1.06% and the Return on Average Equity was 9.45%, compared to 1.44% and 13.55%, respectively, for the comparable period in 2003.

The decrease in earnings was primarily attributable to a decline in the net interest margin of 5.6% and an increase in noninterest expense of 8.5%. The decline in the net interest margin reflects lower earning asset yields. Higher expense for associate salaries, occupancy, and professional fees drove the increase in noninterest expense.

William G. Smith, Jr., President and CEO, stated, "Earnings of $.37 per share were $.04 per share below internal projections. The first quarter was marked by an uneven transition from fee based secondary market residential production to loan portfolio growth from other categories and the resulting improvement in net interest margin. Our expectation for year over year growth in earnings in the moderate single digit range remains achievable."

Net interest income in the first quarter was down $735,000, or 3.6% compared to the first quarter of 2003, due to declining earning asset yields driven by the continued low interest rate environment. The net interest margin declined 29 basis points from the first quarter of 2003 to a level of 4.88%, attributable to a 54 basis point decline in earning asset yields partially offset by an improvement in the cost of funds of 25 basis points. Pressure on the margin during 2003 began to stabilize in the first quarter of 2004 producing an improvement in the net interest margin of 3 basis points over the fourth quarter of 2003. Earning asset yields remained stable and funding costs were slightly lower during the first quarter compared to the prior quarter. Compared to the fourth quarter of 2003, taxable equivalent net interest income declined $210,000, or 1.0%, directly attributable to one less calendar day. Asset yields priced down during the first quarter, but growth in the loan portfolio offset this unfavorable rate variance.

Provision for loan losses of $961,000 for the quarter was higher than the first quarter of 2003 due to an increase in net charge-offs. Net charge-offs totaled $977,000, or .29% of average loans for the quarter compared to $837,000, or .26% for the first quarter of 2003. At year-end the allowance for loan losses was .94% of outstanding loans and provided coverage of 717% of nonperforming loans.

Noninterest income declined $64,000, or .65%, from the first quarter of 2003 primarily due to lower mortgage banking revenues. This decline was partially offset by higher fees for trust services, data processing, and other income (gain on sale of other real estate and merchant fees). Mortgage banking revenues were below expectations, reflecting a slow-down in residential lending markets, which occurred during the latter part of the fourth quarter and continued through the first quarter of 2004. This declining trend stabilized in March as production improved consistent with management expectations and the residential pipeline increased 70% over year-end. With the residential pipeline building nicely, management expects mortgage revenues to improve in the second quarter. Recently acquired trust assets from Synovus Trust Company Bank are expected to enhance trust service fees. In the first quarter, noninterest income was 2.2% of average assets, a 7 basis point decline from 2003, and represented 33.6% of operating revenue, a 68 basis point improvement over 2003.

Noninterest expense grew by $1.6 million, or 8.5%, in the first quarter of 2004. Higher expense for compensation, occupancy, and professional fees were the primary reasons for the increase. The increase in compensation was driven by higher associate salaries, reflecting annual merit raises for associates, payroll taxes, and pension expense. The increase in occupancy was driven by higher depreciation, premises rental, and maintenance/repair expense. Consulting projects, which vary as to their magnitude and timing, led to higher professional fees in 2004 as compared to the comparable quarter in 2003.

Assets and liability balances include Quincy State Bank, which was acquired on March 19, 2004. The impact on average balances was not material due to the size of the acquisition and the limited time it was on the books during the first quarter.

Average earning assets for the quarter increased $19.1 million, or 1.2%, over the comparable period in 2003. The increase in earning assets was driven by a $68.0 million, or 5.3% increase in average loans. Both commercial and real estate loans (commercial mortgage and home equity) realized strong gains. Offsetting the increase in average loans were decreases in short-term investments of $21.4 million, or 17.5%, and investment securities of $27.4 million, or 13.5%. The second quarter of 2004 begins with loans outstanding on budget and the pipeline of residential loans showing good growth.

Nonperforming assets of $3.0 million declined from the first quarter of 2003 by $785,000 and represented .20% of total loans and other real estate at quarter-end. This compares to .29% and .54%, respectively, for the first and fourth quarters of 2003. During the first quarter of 2004, the bank resolved a $3.9 million problem asset and recognized a gain on sale of other real estate of $211,000.

Average total deposits increased $49.4 million, or 3.51%, from the first quarter of 2003 driven by a $44.2 million increase in nonmaturity deposits that resulted in a favorable shift in deposit mix and a positive impact on the Company's cost of funds.

The Company ended the first quarter with approximately $84.3 million in average net overnight funds as compared to $109.3 million in the first quarter of 2003. The decrease reflects loan growth and the use of cash to fund the recent acquisition of Quincy State Bank. The Company anticipates liquidity to decline in the second quarter due to funding of planned loan growth.

Capital City Bank Group, Inc. is a $2.0 billion financial services company headquarted in Tallahassee, Florida, providing traditional deposit and credit services, asset management, trust, mortgage banking, merchant services, bankcards, data processing and securities brokerage services. Founded in 1895, the Company has 57 banking offices, 73 ATMs and 11 Bank 'N Shop locations in 22 counties in Florida, Georgia, and Alabama. The Company also has four mortgage lending offices located in four additional Florida communities.


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The matters discussed in this press release, that are not historical facts, contain forward-looking information with respect to strategic initiatives. Such forward-looking statements are based on current plans and expectations, which are subject to a number of uncertainties and risks that have been described in Capital City Bank Group's annual report on Form 10-K for the fiscal year ended December 31, 2003, and the Company's other filings with the Securities and Exchange Commission. These uncertainties and risks could cause future results to differ materially from those anticipated by such statements.


CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF INCOME
Unaudited
----------------------------------------------------------------------------------------------------------------
                                                          2004                          2003
                                                        ---------   --------------------------------------------
                                                          First      Fourth       Third      Second      First
(Dollars in thousands, except per share data)            Quarter     Quarter     Quarter     Quarter     Quarter
----------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and Fees on Loans                              $ 21,272      21,398      21,747      22,126      22,164
Interest on Investment Securities                          1,176       1,350       1,434       1,539       1,811
Interest on Funds Sold                                       222         274         303         332         352
----------------------------------------------------------------------------------------------------------------
     Total Interest Income                                22,670      23,022      23,484      23,997      24,327
----------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on Deposits                                       2,394       2,558       2,729       3,053       3,226
Interest on Short-term Borrowings                            287         319         282         340         329
Interest on Long-term Debt                                   497         462         495         501         545
----------------------------------------------------------------------------------------------------------------
     Total Interest Expense                                3,178       3,339       3,506       3,894       4,100
----------------------------------------------------------------------------------------------------------------
Net Interest Income                                       19,492      19,683      19,978      20,103      20,227
Provision for Loan Losses                                    961         850         921         886         779
----------------------------------------------------------------------------------------------------------------
Net Interest Income after Provision for Loan Losses       18,531      18,833      19,057      19,217      19,448
================================================================================================================
NONINTEREST INCOME
Service Charge Revenue                                     3,944       4,155       4,123       4,074       3,967
Data Processing Revenue                                      633         656         578         611         558
Asset Management Fees                                        741         735         660         650         605
Mortgage Banking Revenue                                     694       1,140       2,066       1,540       1,344
Other Fees                                                 3,869       3,928       3,525       3,553       3,471
----------------------------------------------------------------------------------------------------------------
     Total Noninterest Income                              9,881      10,614      10,952      10,428       9,945
================================================================================================================
NONINTEREST EXPENSE
Compensation                                              10,740      10,016      10,551       9,766      10,128
Premises                                                   1,617       1,504       1,589       1,510       1,369
FF&E                                                       2,063       2,123       2,048       1,874       1,795
Intangible Amortization                                      826         810         810         810         811
Other Expense                                              5,829       6,140       5,186       5,556       5,325
----------------------------------------------------------------------------------------------------------------
     Total Noninterest Expense                            21,075      20,593      20,184      19,516      19,428
================================================================================================================
OPERATING PROFIT                                           7,337       8,854       9,825      10,129       9,965
Provision for Income Taxes                                 2,490       2,758       3,529       3,689       3,604
----------------------------------------------------------------------------------------------------------------
NET INCOME                                               $ 4,847       6,096       6,296       6,440       6,361
================================================================================================================
PER SHARE DATA
Basic Earnings                                           $  0.37        0.47        0.47        0.49        0.48
Diluted Earnings                                            0.37        0.46        0.47        0.49        0.48
Cash Dividends                                             0.180       0.180       0.170       0.170       0.136
AVERAGE SHARES
Basic                                                     13,262      13,223      13,221      13,209      13,207
Diluted                                                   13,286      13,265      13,260      13,255      13,253
================================================================================================================


CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
Unaudited
================================================================================================================
                                                          2004                          2003
                                                       ----------   --------------------------------------------
                                                          First      Fourth       Third       Second      First
(Dollars in thousands)                                   Quarter     Quarter     Quarter     Quarter     Quarter
----------------------------------------------------------------------------------------------------------------
ASSETS
Cash and Due From Banks                               $   93,427      93,140     105,407      98,388      85,976
Funds Sold                                                90,469     125,452     161,579     168,773     176,428
----------------------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents                     183,896     218,592     266,986     267,161     262,404
Investment Securities, Available-for-Sale                188,763     181,734     162,734     170,745     190,119
Loans, Net of Unearned                                 1,465,804   1,341,632   1,322,888   1,332,387   1,311,556
  Allowance for Loan Losses                              (13,720)    (12,429)    (12,424)    (12,434)    (12,437)
----------------------------------------------------------------------------------------------------------------
     Loans, Net                                        1,452,084   1,329,203   1,310,464   1,319,953   1,299,119
Premises and Equipment                                    56,394      54,011      55,347      53,132      51,484
Intangible Assets                                         41,512      25,792      26,603      27,413      28,223
Other Assets                                              34,604      37,170      32,289      32,186      33,168
----------------------------------------------------------------------------------------------------------------
     Total Other Assets                                  132,510     116,973     114,239     112,731     112,875
----------------------------------------------------------------------------------------------------------------
Total Assets                                          $1,957,253   1,846,502   1,854,423   1,870,590   1,864,517
================================================================================================================
LIABILITIES
Deposits:
  Noninterest Bearing Deposits                        $  482,703     455,550     456,302     456,050     426,269
  Interest Bearing Deposits                            1,088,963   1,018,655   1,029,139   1,042,527   1,032,801
----------------------------------------------------------------------------------------------------------------
     Total Deposits                                    1,571,666   1,474,205   1,485,441   1,498,577   1,459,070
Short-Term Borrowings                                    112,343     108,184     112,255     101,629     140,138
Long-Term Debt                                            49,950      46,475      38,016      57,664      53,651
Other Liabilities                                         16,366      14,829      19,820      17,251      20,644
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                      1,750,325   1,643,693   1,655,532   1,675,121   1,673,503
----------------------------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY
Common Stock                                                 132         132         132         132         106
Additional Paid-in-Capital                                17,788      16,157      15,578      15,447      15,120
Retained Earnings                                        187,592     185,134     181,395     177,346     173,152
Accumulated Other Comprehensive Income                     1,416       1,386       1,786       2,544       2,636
----------------------------------------------------------------------------------------------------------------
Total Shareowners' Equity                                206,928     202,809     198,891     195,469     191,014
----------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareowners' Equity             $1,957,253   1,846,502   1,854,423   1,870,590   1,864,517
================================================================================================================
OTHER BALANCE SHEET DATA
Earning Assets                                        $1,745,036   1,648,818   1,647,201   1,671,905   1,678,103
Intangible Assets
  Goodwill                                                19,633       6,680       6,680       6,680       6,680
  Deposit Base                                            20,683      19,112      19,923      20,733      21,543
  Other                                                    1,196           -           -           -           -
Interest Bearing Liabilities                           1,251,256   1,173,314   1,179,410   1,201,820   1,226,590
----------------------------------------------------------------------------------------------------------------
Book Value Per Diluted Share                          $    15.54       15.27       15.00       14.73       14.42
Tangible Book Value Per Diluted Share                      12.43       13.33       13.00       12.67       12.28
----------------------------------------------------------------------------------------------------------------
Actual Basic Shares Outstanding                           13,273      13,236      13,222      13,221      13,207
Actual Diluted Shares Outstanding                         13,312      13,280      13,256      13,267      13,254
================================================================================================================


CAPITAL CITY BANK GROUP, INC.
ALLOWANCE FOR LOAN LOSSES
  AND NONPERFORMING ASSETS
Unaudited
================================================================================================================
                                                          2004                          2003
                                                       ----------   --------------------------------------------
                                                          First      Fourth       Third       Second      First
(Dollars in thousands)                                   Quarter     Quarter     Quarter     Quarter     Quarter
----------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at Beginning of Period                         $ 12,429       12,424      12,434      12,437      12,495
Acquired Reserves                                         1,307            0           0           0           0
Provision for Loan Losses                                   961          850         921         886         779
Net Charge-offs                                             977          845         931         889         837
----------------------------------------------------------------------------------------------------------------
Balance at End of Period                               $ 13,720       12,429      12,424      12,434      12,437
================================================================================================================
As a % of Loans                                            0.94%        0.93        0.94        0.93        0.95
As a % of Nonperforming Loans                            717.20       529.80      183.35      331.15      485.06
As a % of Nonperforming Assets                           459.63       170.24      148.51      244.73      329.89
================================================================================================================
CHARGE-OFFS
Commercial, Financial and Agricultural                 $    167           46          61         177         142
Real Estate - Construction                                    0            0           0           0           0
Real Estate - Mortgage                                       39            0          91           0           0
Real Estate - Residential                                    83           58         119          32          19
Consumer                                                  1,047        1,054         937         916         887
----------------------------------------------------------------------------------------------------------------
Total Charge-offs                                      $  1,336        1,158       1,208       1,125       1,048
================================================================================================================
RECOVERIES
Commercial, Financial and Agricultural                 $     12           13          73          42          14
Real Estate - Construction                                    0            0           0           0           0
Real Estate - Mortgage                                        0            0           0           0           0
Real Estate - Residential                                     0           17           0           0           0
Consumer                                                    347          283         204         194         197
----------------------------------------------------------------------------------------------------------------
Total Recoveries                                       $    359          313         277         236         211
================================================================================================================
NET CHARGE-OFFS                                        $    977          845         931         889         837
================================================================================================================
Net charge-offs as a % of Average Loans <F1>               0.29%        0.25        0.28        0.27        0.26
================================================================================================================
RISK ELEMENT ASSETS
Nonaccruing Loans                                      $  1,913        2,346       6,776       3,755       2,564
Restructured                                                  0            0           0           0           0
----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Loans                               1,913        2,346       6,776       3,755       2,564
Other Real Estate                                         1,072        4,955       1,590       1,326       1,206
----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Assets                           $  2,985        7,301       8,366       5,081       3,770
================================================================================================================
Past Due Loans 90 Days or More                         $  1,351          328         410       1,976       1,685
================================================================================================================
Nonperforming Loans as a % of Loans                        0.13%        0.17        0.51        0.28        0.20
Nonperforming Assets as a % of
  Loans and Other Real Estate                              0.20         0.54        0.63        0.38        0.29
Nonperforming Assets as a % of Capital <F2>                1.35         3.39        3.96        2.44        1.85
================================================================================================================

<F1> Annualized
<F2> Capital includes allowance for loan losses.

CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
================================================================================================================================
                                                 First Quarter of 2004         Fourth Quarter 2003         Third Quarter 2003
                                               -------------------------    -------------------------   ------------------------
                                               Average           Average    Average           Average   Average          Average
(Dollars in thousands)                         Balance  Interest  Rate      Balance  Interest  Rate     Balance  Interest  Rate
------------------------------------------------------------------------    -------------------------   ------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,357,206  $21,310  6.32%    1,329,673   21,436  6.40    1,336,139   21,796  6.47

Investment Securities
  Taxable Investment Securities                  121,702      635  2.09       133,029      774  2.31      108,234      841  3.09
  Tax-Exempt Investment Securities                54,274      822  6.06        58,006      875  6.03       60,306      898  5.96
--------------------------------------------------------------------------------------------------------------------------------

Total Investment Securities                      175,976    1,457  3.31       191,035    1,649  3.45      168,540    1,739  4.12

Funds Sold                                       101,286      222  0.87       115,561      274  0.93      130,010      303  0.91
--------------------------------------------------------------------------------------------------------------------------------

Total Earning Assets                           1,634,468  $22,989  5.66%    1,636,269   23,359  5.66    1,634,689   23,838  5.79
                                                          ==============                ============                ============
Cash and Due From Banks                           90,327                       81,272                      80,246
Allowance For Loan Losses                        (12,725)                     (12,494)                    (12,534)
Other Assets                                     118,426                      114,505                     113,604
--------------------------------------------------------                    ---------                   ---------
Total Assets                                  $1,830,496                    1,819,552                   1,816,005
========================================================                    =========                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  271,878      124  0.18%      273,497      130  0.19      263,729      151  0.23
  Money Market Accounts                          215,078      239  0.45       215,540      242  0.44      220,924      257  0.46
  Savings Accounts                               115,985       28  0.10       111,957       28  0.10      111,644       28  0.10
  Time Deposits                                  420,501    2,003  1.92       429,209    2,158  1.99      434,206    2,293  2.10
--------------------------------------------------------------------------------------------------------------------------------
                                               1,023,442    2,394  0.94     1,030,203    2,558  0.99    1,030,503    2,729  1.05

Short-Term Borrowings                            104,406      288  1.11       103,606      319  1.22       92,316      282  1.21
Long-Term Debt                                    47,023      497  4.25        42,881      462  4.27       53,041      495  3.70
--------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,174,871  $ 3,179  1.09%    1,176,690    3,339  1.13    1,175,860    3,506  1.18
                                                          ==============                ============                ============

Noninterest Bearing Deposits                     433,718                      420,892                     421,376
Other Liabilities                                 15,512                       20,031                      19,709
--------------------------------------------------------                    ---------                   ---------
Total Liabilities                              1,624,101                    1,617,613                   1,616,945

SHAREOWNERS' EQUITY:                          $  206,395                      201,939                     199,060
--------------------------------------------------------                    ---------                   ---------
Total Liabilities and Shareowners' Equity     $1,830,496                    1,819,552                   1,816,005
========================================================                    =========                   =========
Interest Rate Spread                                      $19,810  4.57%                20,020  4.53               20,332  4.61
========================================================================                ============               ============
Interest Income and Rate Earned                           $22,989  5.66                 23,359  5.66               23,838  5.79
Interest Expense and Rate Paid <F2>                         3,179  0.78                  3,339  0.81                3,506  0.85
------------------------------------------------------------------------                ------------               ------------
Net Interest Margin                                       $19,810  4.88%                20,020  4.85               20,332  4.94
========================================================================                ============               ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.

CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
===================================================================================================
                                                Second Quarter of 2003        First Quarter 2003
                                               -------------------------   ------------------------
                                               Average          Average    Average          Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   ------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,316,705  $22,166  6.75%   1,289,161   22,210  6.99

Investment Securities
  Taxable Investment Securities                  118,494      929  3.13      138,646    1,180  3.41
  Tax-Exempt Investment Securities                62,552      923  5.90       64,772      955  5.89
---------------------------------------------------------------------------------------------------

Total Investment Securities                      181,046    1,852  4.09      203,418    2,135  4.21

Funds Sold                                       114,382      332  1.15      122,708      352  1.15
---------------------------------------------------------------------------------------------------

Total Earning Assets                           1,612,133  $24,350  6.06%   1,615,287   24,697  6.20
                                                          ==============               ============
Cash and Due From Banks                           74,537                      82,453
Allowance For Loan Losses                        (12,531)                    (12,619)
Other Assets                                     112,852                     111,536
--------------------------------------------------------                   ---------
Total Assets                                  $1,786,991                   1,796,657
========================================================                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  256,675      193  0.30%     262,618      202  0.31
  Money Market Accounts                          211,314      392  0.74      214,539      420  0.79
  Savings Accounts                               109,424       68  0.25      106,241       65  0.25
  Time Deposits                                  434,515    2,400  2.22      434,825    2,539  2.37
---------------------------------------------------------------------------------------------------
                                               1,011,928    3,053  1.21    1,018,223    3,226  1.29

Short-Term Borrowings                            102,510      340  1.33      106,798      329  1.25
Long-Term Debt                                    54,434      501  3.69       72,372      545  3.05
---------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,168,872  $ 3,894  1.34%   1,197,393    4,100  1.39
                                                          ==============               ============

Noninterest Bearing Deposits                     403,870                     389,540
Other Liabilities                                 19,468                      19,308
--------------------------------------------------------                   ---------
Total Liabilities                              1,592,210                   1,606,241

SHAREOWNERS' EQUITY:                          $  194,781                     190,416
--------------------------------------------------------                   ---------
Total Liabilities and Shareowners' Equity     $1,786,991                   1,796,657
========================================================                   =========
Interest Rate Spread                                      $20,456  4.72%               20,597  4.81
========================================================================               ============
Interest Income and Rate Earned                           $24,350  6.06                24,697  6.20
Interest Expense and Rate Paid <F2>                         3,894  0.97                 4,100  1.03
------------------------------------------------------------------------               ------------
Net Interest Margin                                       $20,456  5.09%               20,597  5.17
========================================================================               ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.